MUFG Americas Holdings Corporation MUFG Americas Holdings Corporation Investor Presentation for the Quarter Ended December 31, 2016

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis)) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated January 24, 2017 and our 10-K for the year ended December 31, 2016. Forward-Looking Statements and Non-GAAP Financial Measures

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 One of the Largest Regional Bank Holding Companies in the United States Headquarters New York Main Banking Office San Francisco U.S. Branches4 365 Employees5 Approx. 12,400 Total Assets $148.1 billion Total Loans Held for Investment $77.6 billion Total Deposits $86.9 billion Tangible Common Equity6 $13.9 billion 4. In addition, MUB has two international offices 5. Full-time equivalent staff 6. Tangible common equity is a non-GAAP measure. Refer to MUAH’s earnings release dated January 24, 2017 and our 10-K for the year ended December 31, 2016 for a reconciliation between certain GAAP amounts and this non-GAAP measure MUAH Company Profile as of December 31, 2016 Reference Banks’ Period-End Assets ($bn) 2,3 MUFG Americas Holdings Corporation (MUAH) (A3 / A / A)1 and its principal subsidiaries MUFG Union Bank, N.A. (MUB) (A2 / A+ / A)1 and MUFG Securities Americas Inc. (MUSA) (NR / A+ / A)1 are owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU) and Mitsubishi UFJ Financial Group, Inc. (MUFG). BTMU is a wholly-owned subsidiary of MUFG. • Solid balance sheet with high-quality capital base and strong liquidity • Conservative risk culture resulting in a high quality loan portfolio with strong credit performance • Network of 365 U.S. retail and commercial branches and two international offices • Prominent market share in demographically attractive West Coast markets • Debt issuance by both MUB and MUAH • In February 2015, MUAH issued $2.2bn of senior notes across 3-, 5- and 10-year maturities MUB Branch Network 1. Credit ratings represent long-term issuer ratings from Moody’s, S&P, and Fitch Ratings respectively 2. Source: SNL Financial as of March 1, 2017 3. ‘Reference Banks’, referred to throughout this presentation unless otherwise noted, consist of 13 CCAR-filing public regional banks, plus the four largest U.S. money center banks (BAC, C, JPM and WFC) not shown here USB PNC COF BBT STI CFG MUAH FITB KEY RF MTB HBAN CMA ZION $446 $366 $357 $219 $205 $150 $148 $142 $136 $126 $123 $100 $73 $63

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG) As of December 31, 2016 (dollars in billions) Employees3 Approx. 12,400 Total assets $148.1 billion Total loans held for investment 77.6 billion Total deposits 86.9 billion Common Equity Tier 1 risk-based capital ratio (fully phased-in)4 14.73% As of December 31, 2016 (dollars in billions) Employees Approx. 140,000 Total assets $2,593 billion 1 Total loans 0.93 billion 1 Total deposits 1,429 billion 1 Common Equity Tier 1 risk-based capital ratio (fully phased-in)2 11.40% 1. JPY denominated amounts converted to USD based on an exchange rate of 116.49 JPY/USD as of December 31, 2016; refer to MUFG’s Investor Relations website (http://www.mufg.jp/english/ir/) for additional information 2. Calculated in accordance with Japanese banking regulations based on information derived from MUFG’s consolidated financial statements prepared in accordance with Japanese GAAP, as required by the Japanese Financial Services Agency 3. Full-time equivalent staff 4. Common Equity Tier 1 risk-based capital ratio (standardized, fully phased-in basis) is a non-GAAP financial measure that is used to assess a bank holding company's capital position as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed. Please refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated January 24, 2017 and our 10-K for the year ended December 31, 2016

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 The enhanced prudential standards require that all foreign banking organizations with at least $50bn in assets hold ownership of controlled U.S. subsidiaries through an Intermediate Holding Company (IHC). MUAH is MUFG's Intermediate Holding Company 12/31/16 assets: $115.6bn 12/31/16 assets: $29.3bn 12/31/16 assets: $3.2bn

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 2016 Fourth Quarter MUAH Results Except where noted, all financial statements and related information for prior periods have been revised to include the results of entities transferred under MUAH on July 1, 2016 Compared to the previous quarter, Net Income increased $74MM • The provision for credit losses was a reversal of $41 million compared with a $73 million provision in 3Q 2016 • Total revenue increased $75MM primarily due to a gain on sale of the Bank's legacy principal branch and administrative office in the 4Q 2016 Compared to the year-ago quarter, Net Income increased $250MM • Primarily due to an increase in total revenue 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. For the Three Months Ended December 31, September 30, December 31, (Dollars in millions) 2016 2016 2015 Results of operations: Net interest income $ 802 $ 773 $ 730 Noninterest income 616 570 482 Total revenue 1,418 1,343 1,212 Noninterest expense 956 952 963 Pre-tax, pre-provision income 1 462 391 249 (Reversal of) provision for credit losses (41) 73 192 Income before income taxes and including noncontrolling interests 503 318 57 Income tax expense 175 97 (14) Net income including noncontrolling interests 328 221 71 Deduct: Net loss from noncontrolling interests 6 39 13 Net income attributable to MUAH $ 334 $ 260 $ 84

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 MUAH Balance Sheet and Profitability Highlights 1. Core deposits exclude brokered deposits, foreign time deposits, domestic time deposits greater than $250,000 and certain other deposits not considered to be core customer relationships 2. Annualized 3. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent. 4. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income) 5. Adjusted efficiency ratio is a non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated January 24, 2017 and our 10-K for the year ended December 31, 2016 6. Non-GAAP financial measures. Refer to our separate reconciliation of performance ratios excluding MUSA in our earnings release dated January 24, 2017 and our 10-K for the year ended December 31, 2016 Except where noted, all financial statements and related information for prior periods have been revised to include the results of entities transferred under MUAH on July 1, 2016 Compared to 3Q 2016: • Total assets were down largely due to declines in securities borrowed or purchased under resale agreements, trading account assets, and loans held for investment • Increase in total deposits primarily due to an increase in noninterest bearing deposits • Net interest margin increased due mainly to an increase in yields on commercial and industrial loans, securities borrowed or purchased under resale agreements, and trading assets, and the impact of growth in noninterest bearing deposits As of and For the Three Months Ended December 31, September 30, December 31, (Dollars in millions) 2016 2016 2015 Balance sheet (end of period) Total assets $ 148,144 $ 151,099 $ 153,070 Total loans held for investment 77,551 79,249 79,257 Total securities 24,478 24,116 24,517 Securities borrowed or purchased under repo 19,747 21,906 31,072 Trading account assets 8,942 9,405 3,734 Core deposits 1 80,482 77,392 76,054 Total deposits 86,947 84,643 84,300 Securities loaned or sold under repo 24,616 25,582 29,141 Long-term debt 11,410 11,427 13,648 Trading account liabilities 2,905 3,328 3,712 MUAH stockholders' equity 17,233 17,353 16,378 Performance ratios Net interest margin 2, 3 2.35% 2.29% 2.07% Return on average assets 2 0.89 0.70 0.22 Return on MUAH stockholders' equity 2 7.69 6.03 2.03 Return on tangible common equity 2 9.71 7.60 2.72 Efficiency ratio 4 67.35 70.88 79.45 Adjusted efficiency ratio 5 64.62 62.46 70.33 Performance ratios excluding MUSA6 Net interest margin 2, 3 2.78% 2.72% 2.68% Return on average assets 2 1.07 0.78 0.26 Return on MUAH stockholders' equity 2 7.72 5.65 1.91 Return on tangible common equity 2 9.84 7.22 2.61 Adjusted efficiency ratio 5 63.05 61.44 69.07

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Business Model for Five Key Segments Four main divisions: Consumer Banking, Wealth Markets, Commercial Banking and Real Estate Industries Two customer segments: Consumer: West Coast individuals, including high net worth • Products and services include checking and deposit accounts, mortgages, home equity loans, consumer loans, credit cards, bill and loan payment services, wealth planning, trust and estate services, investment and asset management, and brokerage Commercial: Institutional clients and businesses generally with annual revenue up to $1 billion in annual revenue. • Commercial credit products and services include commercial and asset-based loans, accounts receivable, inventory, and trade financing primarily to West Coast corporate customers, and real estate financing to professional real estate investors and developers nationwide • Non-credit products and services include global treasury management, capital market solutions, foreign exchange and interest rate risk and commodity risk management products and services • Provides commercial lending products, including commercial loans, lines of credit and project financing to corporate customers with annual revenues greater than $1 billion • Employs an industry-focused strategy including dedicated coverage teams in: • General Industries • Power and Utilities • Oil and Gas • Telecom and Media • Technology • Healthcare and Nonprofit • Public Finance, and • Financial Institutions (predominantly Insurance and Asset Managers) Regional Bank U.S. Wholesale Banking Investment Banking & Markets Transaction Banking • Automated Clearing House • Cash Management • Commercial Card MUFG Securities Americas Inc. • Capital Markets • Collateralized Financings • Domestic and Foreign Debt and Equity Securities Transactions Coverag e Product s • Commercial Finance • Corporate Advisory • Foreign Exchange • Funds Finance • Global Financial Solutions • Interest Rate Derivatives • Project Finance • Securitization • Structured Trade Finance • Supply Chain Finance • Syndications • Demand Deposit Account • Institutional Trust and Global Custody • Money Market Demand Account Brandin g • Payables / Receivables • Treasury Management • Trade Finance • Private Placements • Sales & Trading • Securities Borrow and Loan • Securitization

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Strong and High Quality Capital Base 1. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through March 1, 2017 (Source: SNL Financial) 2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated January 24, 2017 and our 10-K for the year ended December 31, 2016 MUAH's capital ratios exceed the average of the Reference Banks1 MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules, with certain provisions subject to phase-in periods • MUB is subject to both the standardized and advanced approaches rules Capital ratios: Reference Banks' Average1 MUAH Capital Ratios December 31, 2016 December 31, 2016 September 30, 2016 Regulatory: Common Equity Tier 1 risk-based capital ratio 10.95% 14.77% 13.97% Tier 1 risk-based capital ratio 12.04% 14.77 13.97 Total risk-based capital ratio 14.30% 16.45 15.66 Tier 1 leverage ratio 9.68 9.92 9.82 Other: Tangible common equity ratio2 8.46% 9.58 9.45 Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in)2 N/A 14.73 13.94

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Core Deposits: $80.5 Brokered Deposits: $4.9 Other Deposits: $1.6 Medium- and Long-term Debt: $11.4 Commercial Paper and Other Short-term Borrowings: $2.4 Robust Liquidity Profile MUB's core deposit franchise reduces reliance on wholesale funding MUB's substantial available liquidity includes: • Excess Reserves1: $3.8 Bn • Unpledged securities: $19.2 Bn • Unused FHLB and Fed capacity: $29.7 Bn 1. Interest bearing deposits in banks 2. Source: MUAH FR Y-9LP as of December 31, 2016; defined as the Total Equity Investment in Subsidiaries divided by Total Equity. Management believes that this is a useful measure because it enables investors and others to assess the extent to which the Company is using debt to fund its equity investment in its subsidiaries. 3. Amortized Cost / Carrying Amount reflects amortized cost except for balances transferred from AFS to HTM. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer IHC Funding Sources ($ billions) MUAH maintains liquidity to meet expected obligations for ≥20 months without access to funding MUAH is compliant with the modified LCR requirement MUAH's double leverage ratio is 103% as of 12/31/20162 Agency RMBS U.S. Treasury Agency CMBS RMBS CMBS CLO Other $15.1 $3.1 $1.6 $0.3 $0.7 $2.2 $1.7 MUB's Investment Portfolio, Carrying Value3 ($ billions)

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Securities Financing Maturity Profile Securities Financing Portfolio Assets Liabilities 25,000 20,000 15,000 10,000 5,000 0 $ (M illi on s) O/N and Continuous 2-30 days 31-90 days > 90 days $10,337 $11,921 $8,394 $732 $21,774 $7,158 $7,007 $316 58.9%28.5% 5.4% 1.5% 5.7% 38.5% 0.3% 49.7% 5.9% 1.2% 4.3% Assets Liabilities Securities financing portfolio is substantially all collateralized by high quality, liquid assets • Approximately 88% is collateralized by U.S. Treasuries and Agency MBS and 12% is backed by equities, credit and other Robust risk management framework governs secured financing profile including guidelines and limits for tenor gaps, counterparty concentration and stressed liquidity outflows Securities financing activity, largely conducted through MUSA, is supported by high quality collateral 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory 1

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Internal TLAC1 Requirement to be Effective January 1, 2019 TLAC-related implications to MUAH due to MUFG's status as a single point of entry G-SIB are: • 18.5% overall Internal TLAC requirement; minimum 6% must be issued as eligible long-term debt • Internal TLAC must be issued by MUAH to a foreign affiliate; Internal TLAC instruments may not be issued to third party investors • TLAC-eligible long-term debt will contain a contractual conversion ("bail-in") trigger while remaining external debt will not • Clean Holding Company requirements limit MUAH's external liabilities including debt, derivatives and guarantees • Full compliance mandatory by Jan 1, 2019 MUFG is expected to be the external TLAC issuing entity for the global organization MUAH has sufficient aggregate capital and debt to achieve quantitative TLAC requirements; some modifications are required 1. "Total Loss-Absorbing Capacity, Long-Term Debt, and Clean Holding Company Requirements for Systemically Important U.S. Bank Holding Companies and Intermediate Holding Companies of Systemically Important Foreign Banking Organizations," Federal Register Vol. 82, No. 14, January 24, 2017

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 MUAH Long-Term Debt Outstanding and Maturity Schedule1 As of December 31, 2016 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes nonrecourse debt, junior subordinated debt and capital leases

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Average Quarterly Deposit Breakdown ($ billions) Deposit Trends 1. Source: FDIC Summary of Deposits as of June 30, 2016 Average deposit balances have been steady over the last year Transaction & Money Market Savings Time Noninterest Bearing 4Q15 3Q16 4Q16 38 38 40 6 6 6 8 7 6 33 34 35 Deposits1 Metropolitan Statistical Area (MSA) / State Rank Share (%) Santa Maria-Santa Barbara, CA 2 18.6 San Diego-Carlsbad, CA 4 14.1 Los Angeles-Long Beach-Anaheim, CA 4 10.0 Fresno, CA 4 7.6 Oxnard-Thousand Oaks-Ventura, CA 5 6.2 Salinas, CA 5 9.6 Riverside-San Bernardino-Ontario, CA 6 4.5 Sacramento--Roseville--Arden-Arcade, CA 6 4.5 San Francisco-Oakland-Hayward, CA 7 3.4 Seattle-Tacoma-Bellevue, WA 8 2.8 San Jose-Sunnyvale-Santa Clara, CA 9 2.5 California Total 4 6.4 Washington Total 13 2.0 878585

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Earning Asset Mix 4Q 2016 MUB's loan mix is balanced between residential and commercial; MUSA contributes trading and securities financing assets 1. Average balance for the quarter ended December 31, 2016. May not total 100% due to rounding. 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans Loan Portfolio Composition 2Earning Asset Mix 1 Securities: 17.6% Cash and equivalents: 3.2% Securities Purchased under Repo and Securities Borrowed: 15.9% Trading Assets & Other: 5.8% Commercial & Industrial: 32.8% Commercial Mortgage: 18.8% Construction: 3.0% Lease Financing: 2.4% Residential Mortgage: 38.6% Home Equity & Other Consumer: 4.5% Loans2: 59.1%

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Commercial Loan Portfolio Decline in commercial lending. Net charge-offs in 2Q and 3Q 2016 substantially all driven by oil & gas borrowers Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs/(Recoveries) ($mm)

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Consumer Loan Portfolio Consumer portfolio now includes credit cards and continues to exhibit strong credit quality Home Equity & Other Consumer Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Residential Mortgage Loan Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Net Charge-offs Residential Mortgage 4Q15 1Q16 2Q16 3Q16 4Q16 $— $1 $— $2 $— $27,344 $27,495 $28,244 28,781 $29,836

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Loans Securities Securities Purchased under Repo and Borrowed Trading Assets & Other Cash and Equiv. 4Q15 1Q16 2Q16 3Q16 4Q16 $80 $80 $82 $80 $79 $24 $24 $23 $24 $24 $32 $32 $24 $21 $22 $4 $4 $6 $7 $8 Net Interest Margin Impacted by Low Rate Environment Low interest rate environment has pressured net interest margin but we have seen some improvement in recent quarters 1. Net interest margin is annualized and presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent 2. Total loans held for investment Average Earning Assets ($bn)Net Interest Income & Margin ($mm) 2 1 Net Interest Margin Net Interest Income 4Q15 1Q16 2Q16 3Q16 4Q16 2.07% 2.06% 2.23% 2.29% 2.35% $730 $724 $754 $773 $802 1 $4$4$2 $2$3

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Interest Rate Risk Management of Exposures Other Than Trading1 Net Interest Income (NII) Sensitivity ($mm) +200 bps -100 bps Gradual parallel yield curve shift ove r 12-month horizo n 1. Prior period amounts have not been revised to include the transferred IHC entities

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 MUAH Reference Banks' Average 2.0% 1.0% 0.0% 4Q15 1Q16 2Q16 3Q16 4Q16 0.70% 1.18% 0.78% 0.91% 0.89% 1.71% 1.87% 1.79% 1.70% 1.60% Asset Quality Trends Nonperforming Assets by Loan Type ($mm) Net Charge-offs (Recoveries) / Average Loans1,3Nonperforming Loans / Total Loans1 Criticized4 & Nonaccrual Loans / Total Loans 1. Source: SNL Financial and company reports 2. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through March 1, 2017 (Source: SNL Financial) 3. Annualized ratio 4. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status MUAH Reference Banks' Average 1.0% 0.5% 0.0% -0.5% 4Q15 1Q16 2Q16 3Q16 4Q16 (0.03)% 0.02% 0.48% 0.61% 0.09% 0.47% 0.49% 0.47% 0.46% 0.52% Criticized Percent of Total Loans Held For Investment Nonaccrual Loans % Of Total Loans Held For Investment 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 4Q15 1Q16 2Q16 3Q16 4Q16 3.12% 3.81% 3.53% 2.97% 3.08% 0.70% 1.18% 0.78% 0.91% 0.89% Commercial & Industrial Commercial Mortgage Residential Mortgage Home Equity and Other Consumer Non-FDIC Covered OREO PCI and FDIC Covered OREO NPA / Total Assets $1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 4Q15 1Q16 2Q16 3Q16 4Q16 284 702 396 486 457 37 30 26 31 31 190 186 177 172 171 35 32 28 26 26 2 2 0.48% 0.44% 0.62% 0.37% 0.47%

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Downward rating migration within the portfolio has slowed as commodity prices have risen and stabilized Reserve for oil & gas loans is strong at 8.4% of outstanding balances (12.3% for Petroleum Exploration and Production (PEP) only) • The PEP portfolio represents: 62.6% of oil & gas portfolio commitments and 64.5% of outstanding loans 73.8% of oil & gas commitments are Shared National Credit (SNC) with 32.4% of SNCs agented by us Net charge-offs of $206 million within oil & gas portfolio in 2016; approximately $98 million of the charge-offs resulted from the transfer of certain PEP loans from held for investment to held for sale Oil & Gas Overview PEP Portfolio Development ($ millions)Oil & Gas Portfolio Commitmentsas of December 31, 2016 Notable reduction in exposure to PEP borrowers; borrower credit is stabilizing and reserve coverage remains strong (Dollars in millions) Loan Amt Allowance Reserve Ratio Oil & Gas portfolio: Total Commitments: $ 4,254 $ 198 4.7% Of which are PEP 2,661 184 6.9 Of which are criticized 1,704 Of which Loans Outstanding; 2,002 169 8.4 Of which are PEP 1,291 159 12.3 Of which are criticized 1,027 6,000 4,000 2,000 0 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 6,147 5,768 5,519 4,529 3,565 2,661 3,155 2,943 3,080 2,434 1,802 1,291 670 1,226 1,705 1,577 1,075 1,027 46 175 547 253 368 320

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Commercial Real Estate Overview 4Q 2016 Geographic Distribution24Q 2016 Property Type Breakdown Multi-Family: 29% Office: 16% Retail: 17% Industrial: 14% Other: 14% Unsecured: 10% Secured 90% Los Angeles: 20% Orange: 8% San Diego: 10% Santa Clara: 4% Alameda: 2% San Francisco: 3% Other: 16% New York: 8% Washington: 7% Illinois: 2% Oregon: 2% Other: 17% Commercial Real Estate Statistics ($ MM) December 31, 2014 December 31, 2015 March 31, 2016 June 30, 2016 September 30, 2016 December 31, 2016 Commitments $ 23,877 $ 23,552 $ 24,400 $ 24,211 $ 23,798 $ 22,971 Commercial and Industrial 5,977 5,328 5,146 4,960 4,627 4,220 Commercial Mortgage 14,275 14,175 15,190 15,404 15,231 14,785 Construction 3,626 4,049 4,064 3,847 3,940 3,966 Outstandings 18,727 18,919 19,768 19,937 19,572 18,734 Commercial and Industrial 2,965 2,718 2,597 2,538 2,378 1,904 Commercial Mortgage 14,016 13,904 14,920 15,144 14,937 14,547 Construction 1,746 2,297 2,251 2,255 2,257 2,283 Nonperforming Loans 40 37 30 26 31 31 California 63% Largely secured, California-focused commercial real estate-purposed loans1 with strong credit performance 1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses. Does not include CMBS in the investment or trading portfolios 2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA)

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Consumer Loans Performed Well Through the Crisis 1. At origination 2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans 3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association 4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag Residential Mortgage Performance Trends (30 days Past Due + in Foreclosure) 3 Home Equity and Other Consumer Total Delinquency (30 Days + Past Due) 3 Residential Mortgage Portfolio as of December 31, 2016: • 40% interest-only (non-amortizing) • 65% weighted average LTV1 for the I/O portfolio • No subprime programs or option ARM loans • Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs • 78% of the consumer portfolio has a refreshed FICO score of 720 and above2 • 96% has an LTV less than or equal to 80% MUAH MBA-CA Prime National Prime MBA-CA Prime ARM 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2009 2010 2011 2012 2013 2014 2015 2016 MUAH CA HE 30+ (NSA) National (SA) 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 2009 2010 2011 2012 2013 2014 2015 2016 4

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 MUAH's Capital, Asset Quality and Ratings Compare Favorably 1. Reference Banks consist of the 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through March 1, 2017 (Source: SNL Financial) 2. Annualized ratio 3. Ratings as of February 13, 2017 4. Standard & Poor's ratings for MUAH and MUB on negative outlook as of November 30, 2015 Net Charge-offs / Average Loans1,2Nonperforming Loans / Total Loans1 Common Equity Tier 1 (Basel 3) Ratio1 Reference Banks’ Credit Ratings1,3 MUAH Reference Banks' Average 1.8% 1.5% 1.2% 0.9% 0.6% 0.3% 0.0% 4Q16 0.89% 1.60% MUAH Reference Banks' Average 20% 18% 16% 14% 12% 10% 8% 6% 4Q16 14.77% 10.95% Holding Company Ratings Bank Ratings Long-term ratings S&P Moody's Fitch S&P Moody's Fitch U.S. Bancorp A+ A1 AA AA- Aa1 AA Wells Fargo & Company A A2 AA- AA- Aa1 AA MUAH4 A A3 A A+ A2 A BB&T Corporation A- A2 A+ A Aa1 A+ JPMorgan Chase & Co. A- A3 A+ A+ Aa2 AA- PNC Financial Services A- A3 A+ A Aa2 A+ M&T Bank A- A3 A A A2 A Comerica BBB+ A3 A A- Aa3 A Fifth Third Bancorp BBB+ Baa1 A A- Aa3 A Bank of America Corp. BBB+ Baa1 A A+ A1 A+ Citigroup Inc. BBB+ Baa1 A A A1 A+ KeyCorp BBB+ Baa1 A- A- Aa3 A- SunTrust Banks BBB+ Baa1 A- A- A1 A- Citizens Financial Group BBB+ NR BBB+ A- A1 BBB+ Huntington BBB Baa1 A- BBB+ Aa3 A- Capital One Financial Corp. BBB Baa1 A- BBB+ A1 A- Regions Financial Corp. BBB Baa2 BBB BBB+ Baa2 BBB Zions Bancorporation BBB- NR BBB- BBB Baa3 BBB- MUAH Reference Banks' Average 0.6% 0.4% 0.2% 0.0% 4Q16 0.09% 0.52%

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Key MUFG Group Credit Ratings - means not rated 1. Negative Outlook as of November 30, 2015 MUFG Union Bank, N.A. MUFG SecuritiesAmericas Inc. MUFG Americas Holdings Corporation The Bank of Tokyo- Mitsubishi UFJ, Ltd Mitsubishi UFJ Financial Group, Inc. Deposits Senior Debt Senior Debt Senior Debt Senior Debt Senior Debt Moody’s Long-Term Aa2 A2 — A3 A1 A1 Short-Term P-1 P-1 — — P-1 P-1 Standard & Poor’s Long-Term — A+1 A+1 A1 A+1 A1 Short-Term — A-1 A-1 A-11 A-1 — Fitch Long-Term A+ A A A A A Short-Term F1 F1 F1 F1 F1 F1

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 2016 CCAR and 2016 Mid-Cycle DFAST Results The Federal Reserve did not object to MUAH's 2016 capital plan/CCAR submission 2016 Mid-Cycle Severely Adverse Scenario Results Mid-Cycle DFAST stress test results demonstrate MUAH's capital cushion in excess of regulatory minimums • Severely Adverse scenario included a severe global recession, negative short-term interest rates and low long-term Treasury rates in the U.S., a multi-family commercial real estate (CRE) price shock and a European bank failure Note: MUAH is a standardized BHC for purposes of calculating capital levels and ratios. MUB is subject to both standardized and advanced approaches rules. 1. Represents minimum projected capital ratios from July 1, 2016 through September 30, 2018. 2. Minimum post-stress regulatory ratios as defined in the Comprehensive Capital Analysis and Review 2016 Summary Instructions, January 2016.

MUFG Americas Holdings Corporation Investor Presentation, 4Q16 Conclusion MUAH, MUB and MUSA carry solid credit ratings and benefit from the ownership of MUFG, one of the world’s largest financial organizations Strong local management team with a majority of independent board members Solid balance sheet with high-quality capital base and strong liquidity Conservative risk culture resulting in a high quality loan portfolio with historically strong credit performance There are many risks facing the banking industry and MUAH; please refer to the Risk Factors on pages 18-33 of our Form 10-K for the year ended December 31, 2016. Contacts Mimi Mengis Doug Lambert Managing Director Director 415-765-3182 415-765-3180 mimi.mengis@unionbank.com doug.lambert@unionbank.com